Exhibit 99.1



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                               [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


[GRAPHIC OMITTED]                                      BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                 245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                             New York, N.Y. 10167
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax
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                        RESIDENTIAL FUNDING CORPORATION
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                   MORTGAGE LOAN TRUST, SERIES RASC 1999-RS3
          COMPUTATIONAL MATERIALS (AS OF TUESDAY, SEPTEMBER 14, 1999)
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FAX TO:                                                  DATE:    9/14/99
COMPANY:                                # PAGES (incl. Cover):    18
FAX NO:                                              PHONE NO:
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FROM:      Bear Stearns Wholeloan Desk               PHONE NO:    (212) 272-4976
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           STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
                       ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL FUNDING CORPORATION
RASC 1999-RS3
Computational Materials: Preliminary Term Sheet (PAGE 1 OF 10)
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                          $382,061,000 (APPROXIMATE)

ISSUER:                       Mortgage Loan Trust, Series RASC 1999-RS3

DEPOSITOR:                    Bear Stearns Asset Backed Securities, Inc.

SELLER:                       Residential Funding Corporation

UNDERWRITERS:
   Class A-I                  Bear, Stearns & Co. Inc.
   Class A-II                 Residential Funding Securities Corporation

CERTIFICATE INSURER:          Ambac Assurance Corporation ("Ambac")

MASTER  SERVICER:             Residential Funding Corporation (the "Master
                              Servicer" or "RFC"), an affiliate of the Seller and an indirect, wholly-owned subsidiary of GMAC
                              Mortgage Group, Inc.

SPECIAL SERVICER:             RFC's Asset Resolution Division, a division of
                              HomeComings Financial Network, Inc.
                              ("HomeComings") will act as Special Servicer with respect to 51.71% of the Mortgage Loans when such loans become 90 days or more delinquent. HomeComings is a wholly-owned subsidiary of RFC. The remaining 48.29% of the Mortgage Loans are being serviced by other entities as of the Cut-Off Date. HomeComings was awarded a "Special Servicer" designation from Standard & Poor's and Fitch IBCA, Inc. in March
                              1999.

TRUSTEE:                      Bank One, National Association.

CUSTODIAN:                    Norwest Bank Minnesota, National Association.

INTEREST RATE CAP PROVIDER:   Bear Stearns Financial Products, Inc. ("BSFP"),
                              a wholly-owned subsidiary of Bear, Stearns & Co.
                              Inc. BSFP is rated "Aaa" by Moody's Investors
                              Service and "AAA" by Standard and Poor's Ratings
                              Group ("S&P").

 CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C), (D)

---------------- --------- -------------- ------------- ---------- ----------- ----------- ------------- ----------------
                                ORIGINAL                AVG LIFE   PRINCIPAL   PRINCIPAL    FINAL SCH.
OFFERED              LOAN      PRINCIPAL                 TO CALL    LOCKOUT      WINDOW      MATURITY        RATINGS
CERTIFICATES        GROUP      BALANCE**     COUPON      (YEARS)    (MONTHS)    (MONTHS)       DATE        (S&P/FITCH)
---------------- --------- -------------- ------------- ---------- ----------- ----------- ------------- ----------------

Class A-I           I       $260,259,708  Floating (e)     3.34      None        106       [9/25/29]        AAA / AAA
Class A-II          II      $121,801,922  Floating (e)     3.57      None        106       [9/25/29]        AAA / AAA
---------------- --------- -------------- ------------- ---------- ----------- ----------- ------------- ----------------
         ** Bond balances subject to a 10% variance.


         (a) Pricing Prepayment Speed Assumption: 18% CPR (Fixed Rate Mortgage Loans); 25% CPR
                       (Adjustable Rate Mortgage Loans).
         (b)           Transaction priced to 10% clean-up call.
         (c)           100% P&I guaranty by Ambac.
         (d) The margin on each Certificate will double if the 10% clean-up call is not exercised.
         (e)           The lesser of (i) One-Month LIBOR
                       plus 0._ % per annum and (ii) 14%, subject to the Net WAC Cap Rate.

THE CERTIFICATES:             Mortgage Loan Trust, Series RASC 1999-RS3 will
                              issue 2 classes of senior Certificates (namely, the Class A-I Certificates and the Class A-II
                              Certificates (together, the "Class A
                              Certificates")) and multiple residual
                              certificates (the "Class R Certificates"). The
                              Class R Certificates will not be offered hereby.

OFFERING:                     The Class A Certificates will be issued publicly
                              from a shelf registration.

FORM OF REGISTRATION:         The Class A Certificates will be issued in
                              book-entry form through DTC, Cedel and
                              Euroclear.

PREPAYMENT PRICING
SPEED ASSUMPTION:             The prepayment pricing speed assumption for the
                              Fixed Rate Mortgage Loans will be 18% CPR. The prepayment pricing speed assumption for the Adjustable Rate Mortgage Loans will be 25% CPR.

CUT-OFF DATE:                 As of September 1, 1999.

SETTLEMENT DATE:              On or about September __, 1999.

DISTRIBUTION DATE:            The 25th day of each month (or the next
                              succeeding business day), commencing October 25, 1999.

PASS-THROUGH RATE:            On each Distribution Date, the Class A-I
                              Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Distribution Date after the Optional
                              Redemption Date, One-Month LIBOR plus __% (the
                              "Class A-I Spread"), and for any Distribution
                              Date thereafter, One-Month LIBOR plus 2.0 times the Class A-I Spread, and (y) 14%, subject to the Net WAC Cap Rate.

                              On each Distribution Date, the Class A-II
                              Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Distribution Date after the Optional Redemption Date, One-Month LIBOR plus __% (the "Class A-II Spread"), and for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the Class A-II Spread, and (y) 14%, subject to the Net WAC Cap Rate.

NET WAC CAP RATE:             The "Net WAC Cap Rate" will be a per annum rate
                              equal to the weighted average Net Mortgage Rate on the Mortgage Loans (calculated based on the number of days in the preceding Interest Accrual
                              Period). The "Net Mortgage Rate" on each
                              Mortgage Loan is equal to the Mortgage Rate thereon minus the sum of (i) the rate per annum at which the related master servicing and subservicing fees accrue (the "Servicing Fee
                              Rate") and (ii) the Policy Premium Rate.
                              Interest that would be payable on the Class A
                              Certificates, if the Pass-Through Rate were not limited to the Net WAC Cap Rate, may be payable as described below under the "Reserve Fund and Yield Maintenance Agreement".

RESERVE FUND:                 On the Closing Date, the Trustee will establish
                              a reserve fund account (the "Reserve Fund") to cover certain payments on the Class A
                              Certificates. In addition, on the Closing Date, a Yield Maintenance Agreement (as described herein) will be entered into between Bear
                              Stearns Financial Products Inc. ("BSFP") and the
                              Trustee, as trustee, for the benefit of the Certificate Insurer and the Certificateholders.
                              Pursuant to the Yield Maintenance Agreement, on each Distribution Date, an amount will be deposited into the Reserve Fund equal to the amounts received under the Yield Maintenance
                              Agreements (the "Reserve Fund Addition"). In addition, on any Distribution Date for which the Overcollateralization Amount is equal to the Required Overcollateralization Amount and any
                              Basis Risk Shortfall Carry-Forward Amount exists, which would not otherwise be covered by amounts currently in the Reserve Fund, a portion of the Net Monthly Excess Cash Flow will be deposited in the Reserve Fund as described herein.

ASSETS OF THE TRUST:          On the Closing Date, the assets of the Trust are
                              expected to include: (i) the Mortgage Loans
                              (namely, the Group I Mortgage Loans and the
                              Group II Mortgage Loans); (ii) such assets as from time to time as identified as deposited on respect of the Mortgage Loans in the Custodial
                              Account and in the Certificate Account and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) any applicable Primary
                              Insurance Policies and standard hazard insurance policies; (v) the Policy; (vi) the Yield
                              Maintenance Agreement and the Reserve Fund;
                              (vii) the right to receive amounts received from any additional collateral that has been assigned to the Trustee, and (viii) all proceeds of the foregoing.

COLLATERAL DESCRIPTION:       The mortgage pool consists of approximately
                              $382,061,630 (as of September 1, 1999) of
                              performing Mortgage Loans that have been originated or acquired by RFC.

                              Approximately 42% of the Mortgage Loans were acquired or originated as adjustable-rate mortgage loans with initial rate reset dates of 36 or 60 months, after which the rate on such Mortgage Loans will reset every 6 or 12 months (the "Hybrid Mortgage Loans"). The weighted average Credit Score of the Hybrid Mortgage Loans was 718 as of the Cut-off Date. In addition, approximately 68% of the Hybrid Mortgage Loans were underwritten to RFC's Jumbo "A" Credit Guidelines. The remaining 32% have a weighted average credit score of approximately 728 as of the Cut-off Date but fell outside the RFC Jumbo A Credit Guidelines with respect to certain limited features such as an interest only amortization period or a semiannual interest reset after the fixed period.

                              Approximately 58% of the Mortgage Loans have been determined to be ineligible or otherwise inappropriate for inclusion in a securitization using standard selection criteria by affiliates of the Seller. Such Mortgage Loans include loans that:

                              (1)  did not comply with the underwriting
                                   standards for the program under which they were originated (typically, because the Loan-to-Value Ratio exceeded permitted levels, or due to the lack of a Primary Insurance Policy as required);
                              (2)  have deficiencies in legal documentation;
                              (3) have prior delinquency histories that do not comply with standard requirements for securitizations;
                              (4)  were originated for portfolio and not
                                   pursuant to any particular program accepted in the secondary mortgage market, many of which have underwriting deficiencies such as high Loan-to-Value Ratios or the lack of a Primary Insurance Policy;
                              (5) have non-standard Distribution features, such as balloon Distributions;
                              (6)  represent high concentrations of risk;
                              (7) are seasoned loans, which may not conform with current underwriting criteria or documentation requirements;
                              (8)  have borrowers with low Credit Scores;
                              (9) have other factors and characteristics that cause the loan to be ineligible for inclusion in another securitization, other than on an exception basis.

                              The Mortgage Loans were underwritten to a wide variety of underwriting standards under several different programs, as more fully described in the Prospectus Supplement.

PRIORITY OF DISTRIBUTIONS:    On each Distribution Date, amounts distributable
                              to each Class of Class A Certificateholders will be allocated in the following order of priority:

                              1. To pay accrued interest due on the Class A Certificates;
                              2.   To pay principal to the holders of the
                                   Class A Certificates in an amount equal to scheduled principal and principal prepayments received in respect of the Mortgage Loans;
                              3.   To pay as principal to the Class A
                                   Certificates an amount necessary to cover
                                   Realized Losses on the Mortgage Loans;
                              4. To pay the Certificate Insurer the accrued and unpaid premium for the Policy, and any payments in connection with the limited reimbursement agreement;
                              5.   To pay permitted reimbursements to the
                                   Certificate Insurer for prior draws on the Policy;
                              6. To pay as additional principal on the Class A Certificates, the amount of Excess Spread (if any) necessary to bring the amount of overcollateralization up to the Required Overcollateralization Amount;
                              7. To pay, if necessary, (1) through (6) above with respect to the Class A Certificates relating to the other Mortgage Loan Group;
                              8.   To the holder of the Class R Certificates.

                              On each Distribution Date, to the extent required, the Trustee will withdraw from amounts in the Reserve Fund to cover the following items, in the following order:

                              1. To reimburse the Certificate Insurer for any unreimbursed draws under the Policy;
                              2. To pay the Class A Certificates to cover Realized Losses on the Mortgage Loans to the extent not covered by Net Monthly Excess Spread.

                              In addition, if following any Distribution Date, the sum of the Overcollateralization Amount and the amount in the Reserve Fund is greater than the Required Overcollateralization Amount, such excess will be paid from the Reserve Fund as follows:
                              1. To pay the Class A Certificateholders for any Basis Risk Shortfall Carry-Forward Amount; and
                              2.   To the holder of the Class R Certificates.

BASIS RISK SHORTFALL
CARRY-FORWARD AMOUNT:         The "Basis Risk Shortfall Carry-Forward Amount"
                              is equal to the aggregate amount of Basis Risk
                              Shortfall on such Distribution Date, plus any unpaid Basis Risk Shortfall from prior
                              Distribution Dates, plus interest thereon to the extent previously unreimbursed by amounts in the Reserve Fund.

                              On any Distribution Date on which the Class A Certificates receive interest based on the Net WAC Cap Rate, "Basis Risk Shortfall" is equal to the excess, if any, of (a) accrued Certificate interest on the Class A Certificates calculated pursuant to the lesser of (i) clause (x) of the definition of Pass-Through Rate thereof and (ii) 14% over (b) accrued Certificate interest on the Class A Certificates calculated pursuant to the Net WAC Cap Rate. Basis Risk Shortfall will only be recoverable from the Reserve Fund, including Net Monthly Excess Cash Flow to the extent deposited in the Reserve Fund, and not from the Policy or otherwise.

STEPDOWN DATE:

                              The Stepdown Date is the Distribution Date occurring on the later of:

                              (1) the [30]th Distribution Date after [March 2001]; and
                              (2) the first Distribution Date on which the current Pool Principal Balance has been reduced to an amount equal to 50% of the original Pool Principal Balance.

ALLOCATION OF LOSSES:         Realized Losses with respect to each Mortgage
                              Loan Group will not be allocated to the related
                              Class A Certificates, to the extent covered as follows:

                              1.   By the amount of Excess Spread available;
                              2.   By the amounts in the Reserve Fund
                                   (including the current distribution under the Yield Maintenance Agreements);
                              3.   By decreasing the amount of
                                   overcollateralization in the Trust;
                              4.   By the amount of excess spread or
                                   overcollateralization available, if any, with respect to the other Mortgage Loan Group.

                              To the extent not covered as described above, Realized Losses on the Mortgage Loans will be allocated to the Class A Certificates. Any such loss will be covered by the Policy.

ADVANCING:                    The Master Servicer will be obligated to advance
                              delinquent principal and interest through the liquidation of REO or until deemed unrecoverable.

YIELD MAINTENANCE AGREEMENTS: The Trust will benefit from a series of interest rate cap payments pursuant to three amortizing cap agreements (the "Yield Maintenance Agreements") designed to partially mitigate the interest rate risk that could arise from the difference between the Pass-Through Rates and the weighted average Net Mortgage Rates of the Fixed Rate Mortgage Loans, the Adjustable Rate Mortgage Loans with an original months to next rate reset of 36 months (the "36-month Hybrid Mortgage Loans") and, the Adjustable Rate Mortgage Loans with an original months to next rate reset of 60 months (the "60-month Hybrid Mortgage Loans").

                              On each Distribution Date, payments under the amortizing cap agreement on the Fixed Rate Mortgage Loans will be made relating to an amount equal to the lesser of (a) the notional balance of the Fixed Rate Mortgage Loans, based on an amortization schedule applying a constant 10% CPR and (b) the actual balance of the Fixed Rate Mortgage Loans relating to such Distribution Date (the "Fixed Rate Mortgage Loan Notional Balance"). The amount of such payment will be equal to the product of (a) 1/12th of the excess of (i) then-current LIBOR over (ii) [7.40]% and (b) the then-current Fixed Rate Mortgage Loan Notional Balance.

                              On each Distribution Date, payments under the amortizing cap agreement on the 36-month Hybrid Mortgage Loans will be made relating to an amount equal to the lesser of (a) the notional balance of the 36-month Hybrid Mortgage Loans, based on an amortization schedule applying a constant [15]% CPR and (b) the actual balance of the 36-month Hybrid Mortgage Loans relating to such Distribution Date (the "36-month Hybrid Mortgage Loan Notional Balance"). The amount of such payment will be equal to the product of (a) 1/12th of the excess of (i) then-current LIBOR over (ii) [6.15]% and (b) the then-current 36-month Hybrid Mortgage Loan Notional Balance.

YIELD MAINTENANCE AGREEMENTS
(CONT'D):                     On each Distribution Date, payments under the
                              amortizing cap agreement on the 60-month Hybrid
                              Mortgage Loans will be made relating to an amount equal to the lesser of (a) the notional balance of the 60-month Hybrid Mortgage Loans, based on an amortization schedule applying a constant [15]% CPR and (b) the actual balance of the 60-month Hybrid Mortgage Loans relating to such Distribution Date (the "60-month Hybrid
                              Mortgage Loan Notional Balance"). The amount of such payment will be equal to the product of (a)
                              1/12th of the excess of (i) then-current LIBOR over (ii) [6.15]% and (b) the then-current
                              60-month Hybrid Mortgage Loan Notional Balance.

                              It is anticipated that the Yield Maintenance
                              Agreements on the Fixed Rate Mortgage Loans, the 36-month Hybrid Mortgage Loans and the 60-month Hybrid Mortgage Loans will have a strike rate and maturity date pursuant the following schedule:

                              ------------------------------------------- ------------------ -----------
                                                                              ESTIMATED
                              DESCRIPTION                                    STRIKE RATE       MONTHS
                              ------------------------------------------- ------------------ -----------
                              Fixed Rate Mortgage Loans                        [7.40]%         [1-96]
                              ------------------------------------------- ------------------ -----------
                              36-month Hybrid Mortgage Loans                   [6.15]%         [1-36]
                              ------------------------------------------- ------------------ -----------
                              60-month Hybrid Mortgage Loans                   [6.15]%         [1-60]
                              ------------------------------------------- ------------------ -----------


CREDIT ENHANCEMENT:           Credit enhancement with respect to the
                              Certificates will be provided by (1) excess spread, (2) overcollateralization, (3) cross-collateralization, (4) a reserve fund and
                              (5) the Ambac Insurance Policy.

                              EXCESS SPREAD: The interest due on the Mortgage Loans is generally expected to be higher than the interest due on the Certificates and other fees and expenses of the Trust, thus generating excess interest collections ("Excess Spread"), which will be available to fund distributions on the Certificates, commencing with the Distribution Date in November 1999. Such amount can vary over time based on the prepayment and default experience of the Mortgage Loans. On each Distribution Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Distribution Date.

CREDIT ENHANCEMENT (CONT'D):  OVERCOLLATERALIZATION: The initial overcollateralization amount will be equal to 0.00% of the Original Pool Principal Balance on the Closing Date. Thereafter, excess spread will be applied, to the extent available, to make accelerated payments of principal to the Class A Certificates; such application will cause the aggregate principal balance of the Class A Certificates to amortize more rapidly than the Mortgage Loans, resulting in overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to [1.65]% of the original Pool Principal Balance of the Group I Mortgage Loans and [1.20]% of the original Pool Principal Balance of the Group II Mortgage Loans. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be permitted, subject to certain performance triggers being satisfied, to decrease to (a) [3.30]% of current Pool Principal Balance of the Group I Mortgage Loans, subject to a floor of 0.50% of the original Pool Principal Balance of the Group I Mortgage Loans, and (b) [2.40]% of current Pool Principal Balance of the Group II Mortgage Loans, subject to a floor of 0.50% of the original Pool Principal Balance of the Group II Mortgage Loans.

                              CROSS-COLLATERALIZATION: Excess spread from each Mortgage Loan Group will be available to cover losses and build overcollateralization in the other Mortgage Loan Group.

                              RESERVE FUND: The Trustee will establish a reserve fund (the "Reserve Fund") to make certain payments on the Class A Certificates. The Reserve Fund will generally be funded by payments under the Yield Maintenance Agreements. On each Distribution Date, the Trustee will make draws from the Reserve Fund, to the extent of funds available, to cover (a) reimbursements to the Insurer; (b) distributions to the Class A Certificates in respect of any Realized Losses not covered by Excess Spread; and (c) distributions to the Class A Certificates to cover any Basis Risk Shortfall.

                              AMBAC INSURANCE POLICY: Ambac Assurance
                              Corporation (the "Certificate Insurer") will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Class A Certificates by no later than their respective final scheduled maturity date (the "Policy"). The Policy is not revocable for any reason. In addition, the Certificate Insurer will be entitled to payments under a limited reimbursement agreement.

COMPENSATING INTEREST:        The Master Servicer will be required to cover
                              interest shortfalls as a result of principal prepayments in full up to the lesser of (a) one-twelfth of [_.__]% and (b) the sum of the Master Servicing Fee payable to the Master
                              Servicer plus reinvestment income for such distribution date.

MINIMUM DENOMINATIONS:       $25,000 and integral multiples of $1 in excess
                              thereof.

OPTIONAL CALL:                The Master Servicer may, at its option, effect
                              an early redemption or termination of the Class
                              A Certificates on the first Distribution Date after the Distribution Date on which the current
                              Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the Mortgage.

TAX STATUS:                   The Trust will be established as a REMIC for tax
                              purposes.

ERISA ELIGIBILITY:            The Class A Certificates may be purchased by
                              employee benefit plans that are subject to ERISA.

SMMEA TREATMENT:              The Class A Certificates will constitute
                              "mortgage related securities" for purposes of SMMEA.

CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C), (D)
---------------- --------- -------------- ------------- ---------- ----------- ----------- ------------- ----------------
                                ORIGINAL                AVG LIFE   PRINCIPAL   PRINCIPAL    FINAL SCH.
OFFERED              LOAN      PRINCIPAL                 TO CALL    LOCKOUT      WINDOW      MATURITY        RATINGS
CERTIFICATES        GROUP      BALANCE**     COUPON      (YEARS)    (MONTHS)    (MONTHS)       DATE        (S&P/FITCH)
---------------- --------- -------------- ------------- ---------- ----------- ----------- ------------- ----------------

Class A-I           I       $260,259,708  Floating (e)     3.34      None        106       [9/25/29]        AAA / AAA
Class A-II          II      $121,801,922  Floating (e)     3.57      None        106       [9/25/29]        AAA / AAA
---------------- --------- -------------- ------------- ---------- ----------- ----------- ------------- ----------------
         ** Bond balances subject to a 10% variance.

NOTES:

         a)   Pricing Prepayment Speed Assumption: 18% CPR (Fixed Rate
              Mortgage Loans); 25% CPR (Adjustable Rate Mortgage Loans).
         b)   Transaction priced to 10% clean-up call.
         c)   100% P&I guaranty by Ambac.
         d) The margin on each Certificate will double if the 10% clean-up call is not exercised.
         e)   The lesser of (i) One-Month LIBOR plus 0._ % per annum and
              (ii) 14%, subject to the Net WAC Cap Rate.


CLASS A-I (TO 10% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED RATE MORTGAGE LOANS                         0%         10%        15%         18%        25%         30%         35%
    ADJUSTABLE RATE MORTGAGE LOANS                    0%         15%        20%         25%        30%         35%         40%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               18.10        5.58       4.13        3.34       2.61        2.17        1.83
MODIFIED DURATION (YEARS)                          10.21        4.24       3.33        2.79       2.25        1.91        1.63
FIRST PRINCIPAL DISTRIBUTION                    10/25/99    10/25/99   10/25/99    10/25/99   10/25/99    10/25/99    10/25/99
LAST PRINCIPAL DISTRIBUTION                     12/25/26    12/25/13    6/25/10     7/25/08    7/25/06     5/25/05     6/25/04
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None        None
PRINCIPAL WINDOW (MONTHS)                            327         171        129         106         82          68          57
ILLUSTRATIVE YIELD (30/360)                       5.936%      5.936%     5.936%      5.936%     5.936%      5.936%      5.936%
-------------------------------------------------------------------------------------------------------------------------------


CLASS A-II (TO 10% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED RATE MORTGAGE LOANS                         0%         10%        15%         18%        25%         30%         35%
    ADJUSTABLE RATE MORTGAGE LOANS                    0%         15%        20%         25%        30%         35%         40%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               16.41        5.94       4.34        3.57       2.70        2.23        1.88
MODIFIED DURATION (YEARS)                           9.67        4.48       3.48        2.96       2.32        1.96        1.68
FIRST PRINCIPAL DISTRIBUTION                    10/25/99    10/25/99   10/25/99    10/25/99   10/25/99    10/25/99    10/25/99
LAST PRINCIPAL DISTRIBUTION                     12/25/26    12/25/13    6/25/10     7/25/08    7/25/06     5/25/05     6/25/04
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None        None
PRINCIPAL WINDOW (MONTHS)                            327         171        129         106         82          68          57
ILLUSTRATIVE YIELD (30/360)                       5.884%      5.884%     5.884%      5.884%     5.884%      5.884%      5.884%
-------------------------------------------------------------------------------------------------------------------------------

CLASS A-I (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED RATE MORTGAGE LOANS                         0%         10%        15%         18%        25%         30%         35%
    ADJUSTABLE RATE MORTGAGE LOANS                    0%         15%        20%         25%        30%         35%         40%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               18.19        5.93       4.44        3.61       2.82        2.35        1.98
MODIFIED DURATION (YEARS)                          10.22        4.37       3.47        2.92       2.38        2.02        1.74
FIRST PRINCIPAL DISTRIBUTION                    10/25/99    10/25/99   10/25/99    10/25/99   10/25/99    10/25/99    10/25/99
LAST PRINCIPAL DISTRIBUTION                      4/25/29     6/25/25    9/25/21     8/25/18    7/25/14     4/25/12     5/25/10
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None        None
PRINCIPAL WINDOW (MONTHS)                            355         309        264         227        178         151         128
ILLUSTRATIVE YIELD (30/360)                       5.937%      5.948%     5.953%      5.955%     5.958%      5.960%      5.961%
-------------------------------------------------------------------------------------------------------------------------------



CLASS A-II (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION (CPR):
    FIXED RATE MORTGAGE LOANS                         0%         10%        15%         18%        25%         30%         35%
    ADJUSTABLE RATE MORTGAGE LOANS                    0%         15%        20%         25%        30%         35%         40%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               16.45        6.34       4.71        3.92       2.96        2.44        2.06
MODIFIED DURATION (YEARS)                           9.68        4.63       3.65        3.14       2.48        2.10        1.80
FIRST PRINCIPAL DISTRIBUTION                    10/25/99    10/25/99   10/25/99    10/25/99   10/25/99    10/25/99    10/25/99
LAST PRINCIPAL DISTRIBUTION                      2/25/29     8/25/24   12/25/21     6/25/09    1/25/15    11/25/12    11/25/10
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None        None
PRINCIPAL WINDOW (MONTHS)                            353         299        267         237        184         158         134
ILLUSTRATIVE YIELD (30/360)                       5.885%      5.896%     5.901%      5.905%     5.906%      5.908%      5.909%
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

               CHARACTERISTICS                       GROUP I           GROUP II             TOTAL
---------------------------------------------------------------------------------------------------------
TOTAL POOL
   Number of Loans:                                         659               1,160              1,819
   Aggregate UPB:                                  $260,259,708        $121,801,922       $382,061,630
   Average Current UPB:                                $394,931            $105,002           $210,039
   Maximum Current UPB:                              $2,150,000            $239,781         $2,150,000
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGES
   Gross Coupon:                                         7.470%              8.638%             7.842%
   Coupon Range:
       Minimum                                           5.625%              5.875%             5.625%
       Maximum                                          11.750%             15.990%            15.990%
   Total coupon deductions:                              0.367%              0.414%             0.382%
   Net Coupon:                                           7.103%              8.224%             7.460%
   Original Term                                     347 months          333 months         342 months
   Stated Remaining Term:                            326 months          291 months         316 months
   Seasoning:                                         21 months           42 months          26 months
   Original LTV:                                         75.86%              81.35%             77.61%
   Credit Score (for loans with a Credit                    699                 644                681
Score):
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGES (ARMS ONLY)
   Gross Margin:                                         2.653%              3.732%             2.880%
   Maximum Interest Rate:                               12.690%             14.073%            12.982%
   Months to Next Rate Adjustment:                       46 mos              20 mos             41 mos
   Periodic Rate Cap:                                    1.951%               1.42%             1.838%
---------------------------------------------------------------------------------------------------------
AMORTIZATION TYPE
   Fixed Rate (Balloon)                                   3.53%               8.30%              5.05%
   Fixed Rate (Fully Amortizing)                         27.13%              52.53%             35.23%
   1-year Treasury                                        5.77%               7.88%              6.44%
   3-year Fixed Rate / 1-year CMT                         8.19%               2.33%              6.32%
   5-year Fixed IO / 6-month LIBOR                       18.60%               4.81%             14.20%
   5-year Fixed Rate / 1-year CMT                        29.98%               2.11%             21.09%
   6-month LIBOR                                          0.89%              10.65%              4.00%
   11th District COFI                                     4.03%               9.02%              5.62%
   Prime                                                      *               1.26%              0.72%
   Fixed Rate IO                                          0.69%                 ---                  *
   Miscellaneous Indices                                  0.72%               1.11%              0.84%
---------------------------------------------------------------------------------------------------------
LOAN TYPE
   Conventional with LTV (=80%; no MI                    76.74%              53.96%             69.48%
   Conventional with LTV (=80%; with MI                     ---               0.78%                  *
   Conventional with LTV > 80%; no MI                    10.93%              23.42%             14.91%
   Conventional with LTV  > 80%; with MI                 12.33%              20.57%             14.96%
   FHA/VA                                                   ---               1.27%                  *
---------------------------------------------------------------------------------------------------------
NOTE: THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------------

               CHARACTERISTICS                       GROUP I           GROUP II             TOTAL
---------------------------------------------------------------------------------------------------------
OCCUPANCY
   Owner                                                 94.66%              84.59%             91.45%
   Second Home                                            4.10%               3.34%              3.86%
   Investor                                               1.24%              12.07%              4.69%
---------------------------------------------------------------------------------------------------------
LOAN PURPOSE
   Purchase                                              61.03%              56.90%             59.72%
   Rate and Term Refinance                               15.53%              19.76%             16.88%
   Cashout Refinance                                     23.44%              23.34%             23.41%
---------------------------------------------------------------------------------------------------------
PROPERTY TYPE
   Single Family                                         69.00%              69.40%             69.13%
   Condo/PUD/Co-op                                       27.82%              21.27%             25.73%
   2-4 Family                                             3.08%               6.75%              4.25%
   Townhouse                                                ---               1.23%                  *
   Manufactured Housing                                       *               1.34%                  *
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
STATE (> 4%)
   California                                            40.81%              27.29%             36.50%
   Florida                                                  ---               8.56%              5.04%
   New Jersey                                             4.15%               4.40%              4.23%
   New York                                              11.38%               6.38%              9.79%
   Texas                                                    ---               5.69%                ---
   Virginia                                               4.94%                 ---              4.14%
---------------------------------------------------------------------------------------------------------
ZIP CODE CONCENTRATION (> 1.0%)
   11963  (Sag Harbor, NY)                                1.88%                 ---              1.28%
   92660  (Newport Beach, CA)                             1.22%                 ---                ---
   22066  (Great Falls, VA)                               1.09%                 ---                ---
---------------------------------------------------------------------------------------------------------
ORIGINAL TERM
   Up  to   60 months                                       ---                 ---                ---
     61 to 180 months                                     7.27%              13.85%              9.37%
   181 to 359 months                                      0.93%               3.91%              1.88%
   360 months                                            91.80%              81.77%             88.60%
   361 months or greater                                    ---                   *                  *
---------------------------------------------------------------------------------------------------------
CONVERSION FEATURE
   Fixed Rate                                            31.35%              60.83%             40.75%
   Convertible to Fixed Rate                              5.85%                   *              4.07%
   Not convertible to Fixed Rate                         62.80%              38.89%             55.18%
---------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS (AS OF 8/31/99)**
   Current                                               99.67%              98.87%             99.41%
   30 to 59 days delinquent                                   *               0.97%              0.53%
   60 to 89 days delinquent                                 ---                   *                  *
---------------------------------------------------------------------------------------------------------
NOTE: THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------------------------------------

               CHARACTERISTICS                       GROUP I           GROUP II             TOTAL
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATE/PAYMENT ADJUSTMENT FREQUENCIES
   Fixed Rate                                            31.35%              60.83%             40.75%
   Monthly /Annual                                        3.06%               2.12%              2.76%
   Semi-Annual /Semi-Annual                               2.60%               8.29%              4.41%
   Annual /Annual                                         5.99%               8.99%              6.94%
   2yr Fixed / 6 mos ARMS                                   ---               8.20%              2.61%
   3yr Fixed / 6 mos ARMS                                   ---               1.76%              0.56%
   3yr Fixed / 1yr ARMS                                   8.19%               2.44%              6.36%
   5yr Fixed / 1yr ARMS                                  29.98%               2.11%             21.09%
   5yr IO Fixed / 6 mo ARMS                              10.86%               4.63%              8.87%
   5yr IO Fixed / 1yr ARMS                                7.74%                   *              5.33%
---------------------------------------------------------------------------------------------------------
CURRENT BALANCE
       $50,000  or less                                       *               6.86%              2.20%
       $50,001  to    $100,000                                *              22.32%              7.21%
      $100,001 to    $150,000                                 *              27.91%              9.02%
      $150,001 to    $200,000                             0.74%              27.21%              9.18%
      $200,001 to    $250,000                             9.40%              15.70%             11.41%
      $250,001 to    $300,000                            17.97%                 ---             12.24%
      $300,001 to    $350,000                            14.12%                 ---              9.62%
      $350,001 to    $400,000                             9.75%                 ---              6.64%
      $400,001 to    $450,000                             5.20%                 ---              3.54%
      $450,001 to    $500,000                             6.59%                 ---              4.49%
      $500,001 to    $550,000                             3.25%                 ---              2.21%
      $550,001 to    $600,000                             3.58%                 ---              2.44%
      $600,001 to    $650,000                             7.34%                 ---              5.00%
      $650,001 to    $700,000                             1.06%                 ---              0.72%
      $700,001 to    $800,000                             3.50%                 ---              2.38%
      $800,001 to    $900,000                             2.00%                 ---              1.36%
      $900,001 to $1,000,000                              5.61%                 ---              3.82%
   $1,000,001 or $2,000,000                               7.11%                 ---              4.85%
   $2,000,001 or greater                                  2.44%                 ---              1.66%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
ORIGINAL LOAN TO VALUE
   50% or less                                            6.20%               3.03%              5.19%
   50.01% to 55.00%                                       1.86%               1.70%              1.81%
   55.01% to 60.00%                                       3.40%               1.93%              2.93%
   60.01% to 65.00%                                       7.00%               4.04%              6.06%
   65.01% to 70.00%                                       9.35%               7.69%              8.82%
   70.01% to 75.00%                                      16.44%              10.52%             14.55%
   75.01% to 80.00%                                      32.49%              25.87%             30.38%
   80.01% to 85.00%                                       2.97%               7.41%              4.39%
   85.01% to 90.00%                                      10.56%              21.22%             13.96%
   90.01% to 95.00%                                       3.71%               7.21%              4.83%
   95.01% to 100.00%                                      4.81%               5.04%              4.88%
 100.01% or greater                                       1.20%               4.36%              2.21%
---------------------------------------------------------------------------------------------------------
NOTE: THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------------------------------------

               CHARACTERISTICS                       GROUP I           GROUP II             TOTAL
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATE GROSS
   Less than 7.000%                                      27.00%               7.51%             20.79%
   7.000% to 7.499%                                      35.84%              18.21%             30.22%
   7.500% to 7.999%                                      17.00%              13.97%             16.03%
   8.000% to 8.499%                                       4.71%              11.38%              6.84%
   8.500% to 8.999%                                       7.12%              12.84%              8.94%
   9.000% to 9.499%                                       5.36%               7.33%              5.99%
   9.500% to 9.999%                                       2.38%               9.08%              4.52%
 10.000% to 10.499%                                           *               6.68%              2.35%
 10.500% to 10.999%                                         ---               5.51%              1.76%
 11.000% to 11.499%                                         ---               2.50%              0.80%
 11.500% to 11.999%                                           *               3.02%              1.15%
 12.000% or greater                                         ---               1.97%              0.63%
------------------------------------------------                -----------------------                --
---------------------------------------------------------------------------------------------------------
CREDIT SCORE
  Not provided                                            1.66%               2.26%              1.85%
  600 or Below                                           10.22%              29.34%             16.32%
  601 to 620                                              2.61%               8.34%              4.44%
  621 to 640                                              5.05%               9.31%              6.41%
  641 to 660                                              5.05%              10.38%              6.75%
  661 to 680                                             11.39%               8.69%             10.53%
  681 to 700                                              9.40%               7.81%              8.89%
  701 or greater                                         54.62%              23.87%             44.82%
---------------------------------------------------------------------------------------                --
---------------------------------------------------------------------------------------------------------
ARM MARGIN
  Fixed Rate                                             31.35%              60.83%             40.75%
  No Margin                                                 ---                 ---                ---
  Less Than 1.499%                                            *               1.08%              0.66%
  2.000% to 2.499%                                       14.09%               8.74%             12.38%
  2.500% to 2.999%                                       50.87%              17.37%             40.19%
  3.000% to 3.499%                                        2.13%               1.00%              1.77%
  3.500% to 3.999%                                            *                   *                  *
  4.000% to 4.499%                                          ---                   *                  *
  4.500% to 4.999%                                          ---                 ---                ---
  5.000% to 5.499%                                          ---                   *                  *
  5.500% to 5.999%                                            *               0.55%                  *
  6.000% to 6.499%                                            *               1.92%              0.76%
  6.500% to 6.999%                                            *               2.26%              1.03%
  7.000% to 7.499%                                          ---               2.51%              0.80%
  7.500% or greater                                         ---               3.38%              1.08%
---------------------------------------------------------------------------------------------------------
NOTE: THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS
SUPPLEMENT.

---------------------------------------------------------------------------------------------------------

               CHARACTERISTICS                       GROUP I           GROUP II             TOTAL
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
MAXIMUM INTEREST RATE
  Fixed Rate                                             31.35%              60.83%             40.75%
  Less Than 12.00%                                        9.33%               1.53%              6.84%
  12.000% to 12.499 %                                    15.34%               6.17%             12.42%
  12.500% to 12.999 %                                    19.34%               3.44%             14.27%
  13.000% to 13.499 %                                    17.32%               9.11%             14.70%
  13.500% to 13.999 %                                     4.89%               5.24%              5.00%
  14.000% to 14.499 %                                     0.64%               1.59%              0.94%
  14.500% to 14.999 %                                         *               0.81%                  *
  15.000% to 15.499 %                                     0.63%               0.84%              0.70%
  15.500% to 15.999 %                                         *               1.86%              0.81%
  16.000% to 16.499 %                                         *               1.02%              0.61%
  16.500% to 16.999 %                                       ---               2.78%              0.89%
  17.000% to 17.499 %                                         *               2.05%              0.73%
  17.500% to 17.999 %                                       ---               1.74%              0.55%
  18.000% or greater                                        ---               1.01%                  *
---------------------------------------------------------------------------------------------------------
PERIODIC RATE CAP
   Fixed Rate                                            31.35%              60.83%             40.75%
   None                                                  14.02%               7.13%             11.82%
   0.50%                                                    ---                   *                  *
   1.00%                                                  1.98%               8.92%              4.19%
   1.50%                                                      *                   *                  *
   2.00%                                                 45.87%              12.75%             35.31%
   2.00% then 1.00%                                         ---                   *                  *
   3.00% then 1.00%                                       0.90%               9.28%              3.57%
   3.00% then 2.00%                                       5.39%               0.23%              3.74%
   5.00%                                                      *                 ---                  *
   5.00% then 2.00%                                           *                   *                  *
   7.00%                                                    ---                   *                  *
------------------------------------------------                ---                 ---                --
---------------------------------------------------------------------------------------------------------
NEGATIVE AMORTIZATION PERCENT CAP
   Fixed Rate                                            31.35%              60.83%             40.75%
   None                                                  65.69%              37.05%             56.49%
   110%                                                       *                   *                  *
   115%                                                       *                   *                  *
   120%                                                   2.70%               1.49%              2.31%
---------------------------------------------------------------------------------------------------------

* INDICATES A NUMBER THAT IS GREATER THAN ZERO BUT LESS THAN 0.5%

NOTE: THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.